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                                                                  Exhibit 10.12


            STOCK SUBSCRIPTION AND CONTINUITY OF INTEREST AGREEMENT


      This Stock Subscription and Continuity of Interest Agreement is dated as of June 27, 1997 by and among ROCK OF AGES CORPORATION, a Vermont corporation (the "Acquiror"), and MISSOURI RED QUARRIES, INC., a Georgia corporation, (the "Shareholder"), which is the sole shareholder of KSGM, INC., a Georgia corporation (the "Target").

                                    RECITALS:

      1. On the date of this agreement, the Acquiror, the Target and the Shareholder have entered into an Agreement and Plan of Reorganization (the "Plan") whereby (i) the Target shall merge into the Acquiror (the "Merger") and cease to exist as a separate corporation, and (ii) all issued and outstanding shares of the Target's common stock no par value ("Target Common Stock") shall be converted into and exchanged for shares of validly issued, fully paid and nonassessable common stock, no par value, of the Acquiror (the "Acquiror Common Stock" or the "Shares") as set forth in the Plan.

      2. The Acquiror and the Shareholder are willing to enter into the Plan and consummate the merger only if the Merger will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and, in furtherance of that goal, the parties have incorporated into this agreement certain continuity of interest representations and covenants.

      3. The Acquiror and the Shareholder also intend that the Acquiror's issuance of the Shares to the Shareholder pursuant to the Merger constitutes a so-called "private placement" exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and constitutes a transaction exempt from the registration requirements of the Georgia Securities Act of 1973 (the "Georgia Act") pursuant to Section 10-5-9(12) of the Georgia Act and, in furtherance of that goal, the Acquiror has requested that the Shareholder, and the Shareholder has agreed to, enter into this agreement and to make certain representations and covenants describing the Shareholder's access to the Acquiror's financial and other information reasonably necessary to the Shareholder's ability to make an informed business decision whether to invest in the Acquiror and describing the Shareholder's subscription for the Acquiror Stock and willingness to hold the Acquiror Stock for investment and not for resale.

      4. Terms used herein and not defined herein shall have the meanings ascribed to them in the Plan.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, intending to be legally bound the Shareholder, hereby agrees with the Acquiror as follows:
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      1. Investment Representations. The Shareholder hereby represents and warrants to the Acquiror as follows:

            (a) The Shareholder has adequate financial means of providing for the Shareholder's current business needs and possible business contingencies, has no need for liquidity of this investment in the Acquiror Common Stock, and is able to bear the economic risks of this investment to the possible extent of a total loss of this investment. The Shareholder is an "accredited investor", within the meaning of Rule 501(a) of Regulation D under the Securities Act.

            (b) The Shareholder has been afforded the opportunity by Acquiror to ask questions and request information in order to acquire detailed knowledge and information concerning the business affairs and operations of Acquiror and its direct or indirect subsidiaries, parent and affiliates and their financial condition and prospects; and, as a result of such opportunity to ask questions and review information and the Shareholder's business, the Shareholder is in a position to weigh, and assess such knowledge and information in a meaningful fashion.

            (c) The Shareholder acknowledges that any business and financial projections of Acquiror that may have been provided by or on behalf of Acquiror are solely for purposes of describing Acquiror's future business and financial goals and are not intended to be, nor are they, representations or guaranties of Acquiror 's future performance.

            (d) The Shareholder understands that none of the Acquiror's Common Stock (including the Shares) have been registered under the Securities Act or any state securities laws and that the Shares are offered in reliance on exemptions for private offerings under the Securities Act and exemptions for merger transactions under such state laws. The Shareholder acknowledges that the Shareholder is acquiring the Shares without being furnished any offering literature or memorandum.

            (e) The Shareholder is acquiring and purchasing the Shares solely for investment for his own account and the Shares are not being purchased with a view to or for the resale, distribution, subdivision, or fractionalization of the Shares.

            (f) The Shareholder acknowledges that Shareholder has received and examined copies of the Acquiror 's Certificate of Incorporation, Articles and Bylaws, all as amended to date, as well as minutes of all shareholder and director meetings relevant to the Merger and the issuance of Shares to the Shareholder pursuant to the Merger. The Shareholder further acknowledges that Shareholder has been given full opportunity to receive copies of or examine any and all other minutes of shareholder and director meetings of the Acquiror.

            (g) The Shareholder acknowledges that (A) there are substantial restrictions on the transferability of the Shares, (B) the Shares will not be, and investors in the Acquiror


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have no rights to require that the Shares be, registered under the Securities
Act or any state securities laws, and (C) there will be no public market for the Shares and, accordingly, the Shareholder may have to hold the Shares indefinitely without the possibility of liquidating the Shareholder's investment in the Acquiror.

      2. Representations as to Authority and Enforceability. The Shareholder hereby represents to the Acquiror as follows: this agreement constitutes the valid and binding obligation of the Shareholder enforceable in accordance with its terms. The Shareholder's execution and delivery of this agreement, and compliance with the provisions of this agreement will not violate or constitute a breach of Shareholder's Articles of Incorporation or Bylaws or any provision of law applicable to it and will not conflict with or result in any breach of any of the terms, conditions, or provisions of, or constitute a default under, any contractual obligations of Shareholder nor any court or other governmental order applicable to the Shareholder.

      3. Continuity of Interest Representations and Covenants. Shareholder represents and warrants to, and covenants and agrees with, Acquiror as follows:

            (a) Continuity of Interest Representations.

                  (i) The Shareholder has, and as of the Effective Time will have, no present plan, intention or arrangement to sell, transfer or otherwise dispose of that number of the Shares as would reduce Shareholder's ownership of the Acquiror Common Stock, collectively, to a number of Shares having a value (as of the Effective Time) of less than 50% of the value of all of the issued and outstanding Target Common Stock immediately prior to the Effective Time. For purposes of this agreement, shares of Target Common Stock exchanged for cash or other property, surrendered by dissenters, or exchanged for cash in lieu of fractional shares of Acquiror Common Stock will be treated as outstanding Target Common Stock at the Effective Time. Moreover, shares of Target Common Stock and Shares of Acquiror Common Stock held by the Shareholder and otherwise sold, redeemed, or disposed of prior or subsequent to the Effective Time will be considered as outstanding for purposes of this agreement.

                  (ii) As of the date of this agreement, the Shareholder owns the number of shares of Target Common Stock set forth opposite Shareholder's name on Exhibit 1(a).

            (b) Covenant Pending Closing. Prior to the Effective Time, the Shareholder will not sell, transfer, encumber or otherwise dispose of by any means any Target Common Stock.


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            (c) Post-merger Restrictions on Transfer. For a period of two years after the Effective Time (the "Post-merger Continuity Period") the Shareholder shall not sell, transfer or otherwise dispose of an aggregate number of Shares having a value, as of the Effective Time, of more than 50% of the value of all of the issued and Target Common Stock of the Target immediately prior to the Effective Time. For purposes of this agreement, shares of Target Common Stock exchanged for cash or other property, surrendered by dissenters, or exchanged for cash in lieu of fractional shares of Acquiror Common Stock will be treated as outstanding Target Common Stock at the Effective Time. Moreover, shares of Target Common Stock and Shares of Acquiror Common Stock held by Shareholder and otherwise sold, redeemed or disposed of prior or subsequent to the Effective Time will be considered as outstanding for purposes of this agreement. The term "transfer" as used anywhere in this agreement means any voluntary disposition of any legal or equitable interest in any Shares, whether by sale, pledge, gift, assignment, in trust to or for the benefit of the Shareholder or a third party, or otherwise.

            (d) Pledges of Shares. Nothing in this agreement shall prohibit the Shareholder from pledging any or all of Shareholder's Shares as collateral to secure a bona fide indebtedness of the Shareholder to a financial institution, provided that such institution agrees to be subject to restrictions on the sale, transfer or disposal of any such Shares which are similar to those set forth in this agreement, except that no such restrictions shall apply to the financial institution's ability to seize and dispose of its collateral in the event of default in accordance with its loan agreement and applicable law.

            (e) Permitted Transfers. The Shareholder agrees to deliver written notice to Acquiror thirty (30) days prior to disposing of any Shares during the Post-merger Continuity Period, in accordance with and as permitted by Section 3(c) or 3(d), above, stating the number of Shares disposed of and the manner of disposition.

      4. Inspection Rights; Non-Marketability of Shares; Restrictions on Transfer. The Shareholder acknowledges and agrees that:

            (a) Inspection Rights. Prior to the date hereof, all documents, information, records, and books pertaining to this investment have been, and will continue to be, made available for inspection by Shareholder, and the Shareholder's attorney and/or accountant.

            (b) Non-Marketability of Shares. No representations or promises have been made concerning the marketability or value of the Shares. The Shareholder agrees that because the Shares have not been registered under the Securities Act or relevant state securities laws, they cannot be resold or transferred unless:
(i) they are subsequently registered under such laws or exemptions from registration are available; and (ii) Acquiror receives an opinion of counsel satisfactory to it and its counsel that such transfer complies with Federal and state securities laws. Neither Acquiror nor any of its officers, directors, or shareholders have represented to the Shareholder that the Shares will be registered under the Securities Act or relevant state securities laws at any time in the future or otherwise qualified


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for sale under applicable securities laws. Acquiror does not presently intend to make available to the public information concerning itself so as to permit shareholders to use Rule 144 of the Rules and Regulations under the Securities Act for transfer of the Shares.

            (c) Restrictions on Transfer. Shareholder agrees to the following restrictions on the transfer of the Shares, in addition to the restrictions on transfer set forth in Section 3(c), above and in any other agreement between Acquiror and the Shareholder:

                  (i) No transfer will be permitted: (A) which would violate any applicable law, statute, or regulation, including, but not limited to, any Federal or state securities laws; or (B) which would require registration under any Federal or state securities laws.

With respect to any proposed transfer, Acquiror may, at its option, require an opinion of counsel acceptable to it to the effect that any proposed transfer is not prohibited under items (A) or (B), above.

            (d) Legends on Certificates. Any stock certificates evidencing the Shares shall bear the following legends:

      The securities represented hereby have not been registered under the Securities Act of 1933 (the "Act") or any state securities law and may not be sold or transferred unless (i) a registration statement covering these securities is effective under the Act or (ii) the transaction is exempt from registration under the Act and any applicable state securities laws and, if the corporation requests, an opinion satisfactory to the corporation to such effect has been rendered to the corporation by counsel satisfactory to the corporation.

      The securities represented hereby are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Stock Subscription and Continuity of Interest Agreement dated June 27, 1997, a copy of which the corporation will furnish to the holder upon request and without charge.

Further restrictive legends may also be inscribed as in the opinion of counsel are necessary to comply with Federal and state securities laws.

      5. Lock-up Agreement. In the event of an underwritten public offering of Acquiror's securities, the Shareholder (and any permitted transferee thereof), whether or not any shares of capital stock of Acquiror owed by Shareholder (or any permitted transferee thereof) are included in such registration, hereby agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Act, of any equity securities or Acquiror (other than as part of such underwritten offering), without the consent of the managing underwriter(s) for such offering (the "Managing Underwriter"), during a period


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commencing on the effective date of such registration and ending 180 calendar days thereafter, or such lesser period as the Board of Directors of Acquiror and the Managing Underwriter shall reasonably determine is required to effect a successful offering.

      6. Miscellaneous.

            (a) Amendment. This agreement may not be amended, in whole or in part, except by an instrument in writing signed by the Acquiror and the Shareholder. In the event of the termination of the Plan according to its terms this agreement shall also terminate and the parties shall have no further obligations to each other hereunder except for prior breach hereof.

            (b) Binding Effect. This agreement shall be binding on and for the benefit of the parties hereto and their respective successors, and permitted assigns; provided, that the Shareholder shall not be entitled to assign or delegate any of the Shareholder's rights or obligations under this agreement without the prior written consent of Acquiror.

            (c) Counterparts. This agreement may be executed in one or more counterpart copies, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            (d) Entire Agreement. Any oral or written statements, understandings, correspondence, or agreements previously made by any party with respect to the subject matter of this agreement are superseded by this agreement (including any Exhibits attached hereto and specifically referenced by this agreement), which alone fully and completely expresses the parties' respective obligations. This agreement is entered into by each party after opportunity for investigation, and each party represents that such party is not relying upon any statements, understandings, correspondence, or agreements not embodied in this agreement and made by any other party or on any other party's behalf.

            (e) Governing Law. This agreement shall be governed exclusively by Vermont law.

            (f) Notices. Any notice or other communication required or permitted under this agreement shall be in writing and shall be deemed to have been duly given (i) upon hand delivery, or (ii) on the third day following delivery to the U.S. Postal Service as certified or registered mail, return receipt requested and postage prepaid, or (iii) on the first day following delivery to a nationally recognized United States overnight courier service, fees prepaid, return receipt or other confirmation of delivery requested or (iv) when telecopied or sent by facsimile transmission if an additional notice is also given under (i), (ii)


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or (iii) above within three days thereafter. Any such notice or communication shall be directed to a party at its address set forth below or at such other address as may be designated by a party in a notice given to all other parties hereto in accordance with the provisions of this Section.

      Acquiror:        Rock of Ages Corporation
                       369 North State Street
                       Concord, NH 03301
                       Attn.:  Mr. Kurt M. Swenson,
                             Chairman of the Board and
                             Chief Executive Officer

      Shareholder: See Exhibit 1(a)

            (g) Severability. Each term, condition, and provision of this agreement shall be valid and enforced to the fullest extent permitted by law. If there is any conflict between any term, condition, or provision of this agreement and any statute, law, ordinance, order, rule, or regulation, the latter shall prevail; provided, that any such conflicting term, condition, or provision shall be curtailed and limited only to the extent necessary to bring it within the legal requirements and the remainder of this agreement shall not be affected thereby.

            (h) Waiver. No waiver by any party of any breach or default by any other party of any of such other party's obligations under this agreement shall be deemed to be a waiver of any other breach or default of the same or any other nature. No failure by any party on any one or more occasions to exercise any right or remedy provided in this agreement shall preclude the exercise of such right or remedy on any other occasion.

            (i) Survival of Covenants and Representations. All covenants and representations of the parties contained in this agreement shall survive the execution and delivery of this agreement and the closing of the transactions contemplated hereby.


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      IN WITNESS WHEREOF, the parties have executed this agreement all as of the date first above-written.

                                Acquiror:

Witness:                        ROCK OF AGES CORPORATION


------------------------------      By: /s/ Kurt M. Swenson
------------------------------          --------------------------------
[Print Name]                            Kurt M. Swenson, Chairman of the Board
                                         President and Chief Executive Officer


                                Shareholder:
                                MISSOURI RED QUARRIES, INC.


------------------------------      By: /s/ George T. Oglesby, Jr.
------------------------------          --------------------------------
[Print Name]                            George T. Oglesby, Jr., President


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                                   EXHIBIT 1-a


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Shareholder Name & Address           No. Shares of Target     No. Shares of Acquiror
                                     Common Stock             Common Stock
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
Missouri Red Quarries, Inc.            526,882                      526,882
P. O. Box 6077
Elberton, Georgia 30635
Facsimile No.: (706) 283-4758
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


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